Salient MF Trust

Salient Broadmark Tactical Plus Fund

Supplement Dated February 17, 2015

to the Prospectus and Statement of Additional Information Dated October 31, 2014, as revised

December 31, 2014 and the Summary Prospectus Dated December 31, 2014

Change in Control of Salient Broadmark Tactical Plus Fund’s (the “Fund”) Subadviser

Broadmark Asset Management LLC (the “Sub-Adviser”) currently serves as the investment sub-adviser for the Fund. One of the controlling owners of the Sub-Adviser has agreed to a transaction in which it will undergo a change in control, which will in turn result in a change of control of the Sub-Adviser. Such a change of control will result in a need to hold a Fund shareholder meeting to consider approval of a new sub-advisory agreement with the Sub-Adviser.

Salient Partners, L.P. (“Salient Partners”), which is the parent of Salient Advisors, L.P. (the “Adviser”), the Fund’s investment adviser, has signed a definitive agreement to acquire Forward Management, LLC (“Forward”)(the “Transaction”). The Transaction is subject to certain conditions to closing, including various required approvals and, as is customary for these types of transactions, may be delayed or even terminated due to unforeseen circumstances. Forward is deemed to own a “control” interest in the Sub-Adviser.

If completed, the Transaction will result in a change of control of the Sub-Adviser and the “assignment” of, and therefore the termination of, the Sub-Adviser’s current sub-advisory contract. The Fund’s Board of Trustees has considered and approved a new investment sub-advisory agreement between the Sub-Adviser and the Fund, as well as the submission of a proposal to the Fund’s shareholders to approve the new investment sub-advisory agreement. A special meeting of the Fund’s shareholders will be held to consider the proposal. The Adviser expects that, subject to obtaining the necessary approvals, the Sub-Adviser will continue to act as the investment sub-adviser of the Fund as an indirect subsidiary of Salient Partners.

Proxy materials will be sent to the Fund’s shareholders with more information about the proposed Transaction.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR

FUTURE REFERENCE